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               SECOND AMENDMENT TO OVERDRAFT
                FINANCING FACILITY AGREEMENT



        THIS SECOND AMENDMENT TO OVERDRAFT FINANCING FACILITY AGREEMENT ("Second Amendment") is entered into as of April 13, 1994, by and among Bank of America National Trust and Savings Association ("Bank"), National Medical Enterprises, Inc., a Nevada corporation ("NME"), and the corporations listed on Exhibit A to the Agreement hereinafter referred to (the "Account Subsidiaries") (NME and the Account Subsidiaries referred to herein collectively as the "Borrowers") and amends the Overdraft Financing Facility Agreement dated as of December 16, 1992, by and among the Bank and the Borrowers, as amended by the First Amendment dated as of September 27, 1993 (as so amended, the "Agreement").

                           RECITAL

        The Borrowers and the Bank wish to further amend the Agreement on the terms and subject to the conditions set forth herein.


        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Terms. All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

        2. Amendments and Consent. The Bank and the Borrowers hereby agree to amend the Agreement as follows:

        2.1 Section 1.1 and Section 1.4 of the Agreement are each amended by deleting "December 31, 1993" in each place where it appears in each such section and inserting in place thereof "April 30, 1995".

        2.2  The parenthetical contained in the first sentence of
Section 3.1 of the Agreement is amended by restating such parenthetical in its entirety as follows:

             "(as defined in the Credit Agreement dated as of April 13, 1994, among NME, the banks party thereto and Morgan Guaranty Trust Company of New York, as a bank and as administrative agent for the banks, as amended or modified from time to time, the "Credit Agreement")"
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        2.3  Section 4 of the Agreement is amended and restated in its entirety as follows:

        "4.  COVENANTS

             So long as credit is available under this Agreement and until full and final payment of all of Borrowers' obligations under this Agreement and any instrument or agreement required under this Agreement, NME shall perform and comply with each and every covenant and agreement required to be performed or observed by it pursuant to Articles 5 and 6 of the Credit Agreement as in effect from time to time, and all such provisions, together with the related definitions of terms contained therein, are hereby incorporated by reference herein with the same force and effect as if each and every such provision were set forth herein in its entirety and that the term "Bank" therein shall be deemed to refer to the Bank herein for the purpose of any such information reporting and similar requirements contained therein. Any amendment, waiver, restatement or similar modification of such incorporated provisions under and pursuant to the Credit Agreement shall operate to amend, modify or restate, as the case may be, such provisions as they are incorporated into this Agreement. In the event that this Agreement remains in effect and the Credit Agreement is terminated, or all amounts under the Credit Agreement are paid in full, NME and its Subsidiaries shall continue to comply with and perform all of their affirmative and negative financial covenants contained in the Credit Agreement as in effect immediately prior to such termination or payment (which affirmative and negative covenants, and related definitions, shall continue to be incorporated herein by reference with the same force and effect as if set forth in full herein)."

        2.4 Section 5.3 of the Agreement is amended and restated in its entirety as follows:

             "5.3 The occurrence of an "Event of Default" within the meaning of Article 7 of the Credit Agreement as in effect from time to time, the provisions of which, together with the related definitions of terms contained therein, are hereby incorporated by reference herein with the same force and effect as if each and every such provision were set forth herein in its entirety. Any amendment, waiver, restatement or similar modification of such incorporated provisions under and pursuant to the Credit Agreement shall
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        operate to amend, modify or restate, as the case may be, such provisions as they are incorporated into this Agreement. In the event that this Agreement remains in effect and the Credit Agreement is terminated, or all amounts under the Credit Agreement are paid in full, the Events of Default set forth in
        Article 7 of the Credit Agreement as in effect immediately prior to such termination or payment shall continue in effect for purposes of this Agreement (which provisions, and related definitions, shall continue to be incorporated herein by reference with the same force and effect as if set forth in full herein);"

        2.5 The Bank hereby consents to the repayment of all obligations under and termination of the Credit Agreement, as defined in the First Amendment, and the execution, delivery and performanceby NME of the Credit Agreement, as defined in this Second Amendment.

        3. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Bank:

        3.1 Authorization. The execution, delivery and performance of this Second Amendment by the Borrowers have been authorized by all necessary corporate action.

        3.2 Binding Obligation. This Second Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligations of the Borrowers, enforceable in accordance with its terms.

        3.3 No Legal Obstacle to Agreement. Neither the execution of this Second Amendment, the making of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which any Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrowers or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance of this Second Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

        3.4  Default.  No Default or Event of Default under the
Agreement (as modified hereby) has occurred and is continuing.

        4.   Miscellaneous.
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        4.1  Effect of Second Amendment.  Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. Except as otherwise provided herein, the Agreement is in all respects ratified and confirmed, and nothing contained in this Second Amendment shall, or shall be construed to, modify, invalidate or otherwise affect any provision of the Agreement or any right of the parties thereto.

        4.2 Waivers. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

        4.3 Applicable Law. This Second Amendment shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of California.

            4.4 Counterparts. This Second Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


            IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers as of the date first written above.

BANK OF AMERICA NATIONAL                  NATIONAL MEDICAL ENTERPRISES,
TRUST AND SAVINGS ASSOCIATION INC.


By     /s/ Clay Cole                By   /s/ Maris Andersons
 Vice President                            Maris Andersons
                                           Executive Vice President
                                             and Treasurer
THE ACCOUNT SUBSIDIARIES


By   /s/ Maris Andersons
       Maris Andersons
    Executive Vice President
        and Treasurer
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